ADVANCED SERIES TRUST

Supplement dated April 7, 2020

to the Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (SAI) for Advanced Series Trust (the Trust, and the series thereof, the Portfolios), and should be retained for future reference. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

The section of the SAI entitled “DISCLOSURE OF PORTFOLIO HOLDINGS” is hereby amended by replacing the last sentence in the first paragraph with the following disclosure:

For certain asset allocation Portfolios, the Trust may also release summary statistics regarding asset allocations and other characteristics on a daily basis on the Trust’s website. For all other Portfolios, the Trust may also release, at a sleeve level and/or the composite level, each Portfolio's top ten holdings (or in the case of a fund of funds the complete list of portfolio funds and/or the top ten holdings of the portfolio funds), and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted to the Trust’s website approximately 15 days after the end of the month, unless noted otherwise herein.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP5